Exhibit 3.6

STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Filing Acknowledgement

December 7, 2007

Job Number	**Corporation Number**	
C20071210-0255	E0834442007-1	
Filing Description	**Document Filing Number**	**Date/Time of Filing**
Articles of Incorporation	20070836936-84	December 7, 2007 03:45:36 PM

Corporation Name	**Resident Agent**
ALENTUS CORPORATION	CORPORATE SERVICES OF AMERICA

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recordings Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

ROSS MILLER
Secretary of State

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number 20070836936-84
Ross Miller Secretary of State State of Nevada	Filing Date and Time 12/07/2007 3:45 PM
	Entity Number E0834442007-1

Articles of Incorporation

(PURSUANT TO NRS 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. **Name of Corporation:**	Alentus Corporation
2. **Resident Agent Name and Street Address:** (must be a Nevada address where process may be served)	Corporate Services of America Name 800 E. Charleston Blvd. | Las Vegas | Nevada | 89104 (MANDATORY) Physical Street Address | City | | Zip Code (OPTIONAL) Mailing Address | City | State | Zip Code
3. **Shares:** (number of shares corporation is authorized to issue)	Number of shares with par value: 100,000,000 | Par value per share: $ 0.001 | Number of shares without par value:
4. **Names & Addresses of the Board of Directors/Trustees:** (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than 3 directors/trustees)	1. William King Name 53 Calle Careyes | San Clemente | CA | 92673 Street Address | City | State | Zip Code 2. Lee Danna Name 35181 Camino Capistrano | Dana Point | CA | 92624 Street Address | City | State | Zip Code 3. Gerald Wolfe Name 12 Durango Ct. | Aliso Viejo | CA | 92656 Street Address | City | State | Zip Code
5. **Purpose:** (optional - see instructions)	The purpose of this Corporation shall be:
6. **Name, Address and Signature of Incorporator:** (attach additional page if more than 1 incorporator)	Chase Chandler | X Chase Chandler Name | Signature 175 E. 400 S. Suite 610 | Salt Lake City | UT | 84111 Address | City | State | Zip Code
7. **Certificate of Acceptance of Appointment of Resident Agent:**	I hereby accept appointment as Resident Agent for the above named corporation. X SEE ATTACHED Authorized Signature of R. A. or On Behalf of R. A. Company | Date

This form must be accompanied by appropriate fees.

Nevada Secretary of State Form 78 Articles 2007
Revised on: 01/01/07

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: secretaryofstate.biz

Resident Agent Acceptance

General Instructions for this form:

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Please print legibly or type; Black Ink Only
2. Complete all fields. Do not highlight.
3. Ensure that document is signed in signature field.

In the matter of ALENTUS CORPORATION
(Name of business entity)

I, CORPORATE SERVICES OF AMERICA
(Name of resident agent)

hereby state that on 12/7/07 (Date) I accepted the appointment as resident agent for the above named business entity. The street address of the resident agent in this state is as follows:

800 E CHARLESTON BLVD
(MANDATORY) Physical Street Address

Suite number

LAS VEGAS
City

NEVADA

89104
Zip Code

Optional: (address where mail will be sent)

(OPTIONAL) Additional Mailing Address

Suite number

City

State

Zip Code

Signature:

x Bertha L. Elias
Authorized Signature of R.A. or On Behalf of R.A. Company

12/7/07
Date

(PROFIT) INITIAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

ALENTUS CORPORATION

(Name of Corporation)

FOR THE FILING PERIOD OF DEC, 2007 TO DEC, 2008. Due by Jan 31, 2008

Filed in the office of	Document Number 20080084296-09
Ross Miller Secretary of State State of Nevada	Filing Date and Time 01/31/2008 9:17 AM
	Entity Number E0834442007-1

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

CORPORATE SERVICES OF AMERICA
800 E CHARLESTON BLVD.
LAS VEGAS NV 89104

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

Important: Read instructions before completing and returning this form.

THE ABOVE SPACE IS FOR OFFICE USE ONLY

[illegible]

FILING FEE: $125.00 LATE PENALTY: $75.00

CHECK ONLY IF APPLICABLE

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☒ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
WILLIAM KING	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
53 CALLE CAREYES	SAN CLEMENTE	CA	92673
NAME	TITLE(S)		
WILLIAM KING	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
53 CALLE CAREYES	SAN CLEMENTE	CA	92673
NAME	TITLE(S)		
JOHN MACLEOD	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
27 BLACKIEMUIR AVENUE	LAURENCEKIRK	ABERDEENSHIRE	~~[illegible]~~ UK
NAME	TITLE(S)		
WILLIAM KING	DIRECTOR		
ADDRESS	CITY	ST	ZIP
53 CALLE CAREYES	SAN CLEMENTE	CA	92673

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 380.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer [signature]

Title PRESIDENT Date 1/31/08

Nevada Secretary of State Form INITIAL LIST PROFIT 2008
Revised on: 09/24/08

LIST OF DIRECTORS (continued)

John Macleod
Director
27 Blackiemuir Avenue
Laurencekirk
Aberdeenshire
AB30 1DX

Lee Danna
Director
35181 Camino Capistrano
Dana Point, CA 92624

Gerald Wolfe
Director
12 Durango Ct.
Aliso Viejo, CA 92656